UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 9, 2011

Forward Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	000-6669	13-1950672
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3110 Main St., Suite 400 Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 526-3005

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

            On Thursday, August 11, 2011, Forward Industries, Inc. (the “Company”) issued a press release announcing its results of operations for the three and nine months ended June 30, 2011.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

            More complete information relating to such results of operations is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011, filed with the Securities and Commission on August 11, 2011.

            The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 5.02(e)   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Tuesday, August 9, 2011, in accordance with existing practice regarding awards to directors, the Compensation Committee approved the grant of an award of options to purchase 10,000 shares of Common Stock to Ciara Burnham, who was elected to the Company’s Board of Directors in May 2011.  This award has a grant date of August 15, 2011, and vests one year from the grant date, or August 14, 2012, subject to the grantee’s compliance with the service period.  The option exercise price is equal to the closing bid price of the Company’s Common Stock on the Nasdaq SmallCap Market on the grant date.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are subject to risks and uncertainties. Actual results may differ substantially from those expressed or implied in such forward-looking statements due to a number of factors. Readers are cautioned that all forward-looking statements are based on management’s present expectations, estimates and projections, but involve risks and uncertainty. Please refer to the Company’s report on Form 10-K for the year ended September 30, 2010, and subsequent reports on Forms 10-Q and 8-K as filed with the Securities and Exchange Commission for additional information. The Company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2011	By:	/s/ Brett M. Johnson
		Name:	Brett M. Johnson
		Title:	Principal Executive Officer

EXHIBIT INDEX

99.1	Press Release